UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 20, 2025

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware		1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue,
New York,	New York		10179
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	JPM	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.55% Non-Cumulative Preferred Stock, Series JJ	JPM PR K	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.625% Non-Cumulative Preferred Stock, Series LL	JPM PR L	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.20% Non-Cumulative Preferred Stock, Series MM	JPM PR M	The New York Stock Exchange
Guarantee of Callable Fixed Rate Notes due June 10, 2032 of JPMorgan Chase Financial Company LLC	JPM/32	The New York Stock Exchange
Guarantee of Alerian MLP Index ETNs due January 28, 2044 of JPMorgan Chase Financial Company LLC	AMJB	NYSE Arca, Inc.
Guarantee of Inverse VIX Short-Term Futures ETNs due March 22, 2045 of JPMorgan Chase Financial Company LLC	VYLD	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) Registrant held its Annual Meeting of Shareholders on Tuesday, May 20, 2025; 2,371,361,078 shares were represented in person or by proxy, or 85.21% of the total shares outstanding.
(b) The results of the shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS

Proposal 1 - Shareholders elected the 12 director nominees named in the Proxy Statement. All director nominees received at least 92.98% of the votes cast.

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	1,956,305,887	53,454,668	3,727,521	357,873,002
Michele G. Buck	1,996,877,914	12,350,979	4,259,183	357,873,002
Stephen B. Burke	1,868,304,460	141,164,783	4,018,833	357,873,002
Todd A. Combs	1,942,363,468	66,719,133	4,405,475	357,873,002
Alicia Boler Davis	2,001,885,628	7,386,980	4,215,468	357,873,002
James Dimon	1,873,572,626	124,438,267	15,477,183	357,873,002
Alex Gorsky	1,998,762,422	10,469,740	4,255,914	357,873,002
Mellody Hobson	1,999,517,720	9,514,453	4,455,903	357,873,002
Phebe N. Novakovic	1,993,131,287	16,089,184	4,267,605	357,873,002
Virginia M. Rometty	1,982,392,832	25,882,527	5,212,717	357,873,002
Brad D. Smith	2,003,349,948	5,909,237	4,228,891	357,873,002
Mark A. Weinberger	1,979,784,700	29,524,070	4,179,306	357,873,002

Proposal 2 - Shareholders approved the advisory resolution to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
1,841,270,923	163,866,506	8,350,647	357,873,002
91.45%	8.14%	0.41%
Proposal 3 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2025.

For	Against	Abstain	Broker Non-Votes
2,214,496,334	151,761,444	5,103,300	N/A
93.39%	6.40%	0.21%
SHAREHOLDER PROPOSALS
Proposal 4 - Shareholders did not approve the proposal on support for an independent board chairman.

For	Against	Abstain	Broker Non-Votes
737,500,648	1,262,795,603	13,191,825	357,873,002
36.63%	62.72%	0.65%

Proposal 5 - Shareholders did not approve the proposal on report on social impacts of transition finance.

For	Against	Abstain	Broker Non-Votes
214,333,416	1,768,753,951	30,400,709	357,873,002
10.64%	87.85%	1.51%
Item 9.01 Financial Statements and Exhibits

(d)    Exhibit

Exhibit No.	Description of Exhibit

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ John H. Tribolati
John H. Tribolati
Corporate Secretary

Dated:	May 22, 2025

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